Exhibit 99.1

FOR IMMEDIATE RELEASE

Volt Information Sciences Reports Fiscal 2015 Third Quarter Financial Results

NEW YORK, NY, September 10, 2015 – Volt Information Sciences, Inc. (NYSE-MKT: VISI), an international provider of staffing services and information technology infrastructure services, today reported results for its third quarter ended August 2, 2015. Key elements include:

•	Net revenue of $364.7 million down 13.7% year-over-year

•	Net loss of $4.1 million, or $0.7 million excluding special items

•	Completed the sale of Volt Directories S.A. Ltd. and Tainol S.A., the Company’s Uruguayan publishing and printing business

•	Subsequent to the end of the quarter, completed the sale of certain assets of Volt Telecommunications Group

•	Established a new one-year $150.0 million Short-Term Financing Program with PNC Bank, which increased borrowing capacity

“I look forward to building on the strengths of our business to achieve our longer-term goal of returning Volt to profitable growth,” commented Michael Dean, Chairman, Interim President and CEO. “During the third quarter we made good progress on our strategic initiative to divest non-core assets with the completion of the sale of our unprofitable Uruguayan publishing and printing business. Subsequent to the end of the quarter we also completed the sale of certain assets of Volt Telecommunications Group, which will further enhance our operational focus on our core staffing business and improve profitability in the future. In addition, our efforts to improve our balance sheet and strengthen our liquidity position continue to bear fruit with the closing of a new one-year, $150.0 million short-term financing program with PNC Bank. I am also pleased with our ongoing initiatives to reduce expenses and improve our cost structure, as evidenced by the decrease in selling, administrative and other operating costs of $3.8 million, or 7.0%, compared to the third quarter last year.”

Mr. Dean concluded, “We are actively pursuing advanced technologies and improving business processes to support our core staffing business. Our management team is energized, excited and working with a sense of urgency to address the challenges that face us and to capitalize on the opportunities that lie ahead.  With the recent changes in Volt’s leadership, we are taking a fresh look at how we operate and by empowering our employees to make positive changes, I believe these actions will lead to a significant improvement in our financial performance in the quarters and years ahead.”

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Fiscal 2015 Third Quarter Results
Total revenue for the fiscal 2015 third quarter was $364.7 million compared to $422.6 million for the third quarter of fiscal 2014. Staffing Services segment revenue decreased to $341.4 million from $397.0 million in the same period last year, while Other segment revenue was $23.3 million in the third quarter compared to $25.7 million in the third quarter last year.

Staffing Services segment operating income in the third quarter of 2015 of $3.4 million included $2.5 million of special items related to impairment charges and restructuring costs.  Excluding the impact of these special items, Staffing Services segment operating income would have been $5.9 million on a Non-GAAP basis.

Loss from continuing operations in the fiscal 2015 third quarter of $4.1 million included special items of $3.4 million. Excluding these items loss from continuing operations for the third quarter of 2015 would have been $0.7 million on a Non-GAAP basis.

Adjusted EBITDA, which is also a non-GAAP measure, was $3.4 million in the fiscal 2015 third quarter. Adjusted EBITDA excludes the impact of interest expense, income tax expense, depreciation and amortization expense, other income/loss and share-based compensation expense. For a reconciliation of the GAAP and non-GAAP financial results, please see the tables at the end of this press release.

Fiscal 2015 Year-to-Date Results
Total revenue for the first nine months of fiscal 2015 was $1,132.9 million compared to $1,280.4 million for the first nine months of fiscal 2014. Staffing Services segment revenue decreased to $1,064.5 million from $1,196.0 million in the same period last year, while Other segment revenue was $68.4 million in the first nine months compared to $84.4 million in the comparable period last year.

Loss from continuing operations in the first nine months of fiscal 2015 of $19.9 million included special items of $13.4 million. Excluding these items the loss from continuing operations in 2015 would have been $6.5 million on a Non-GAAP basis.

Short-Term Financing Program
On August 1, 2015, the Company entered into a one-year, $150.0 million Short-Term Financing Program with PNC Bank, National Association (“PNC”) with an expiration date of July 28, 2016. This program replaced the Company’s previous short-term financing program. Proceeds from the new program were used to satisfy the outstanding balance under the previous program.  Borrowing capacity will increase by at least $24.0 million resulting primarily from the inclusion of receivables in the United Kingdom and Canada. The Company will utilize available borrowing capacity, as needed, to provide funding for working capital purposes in addition to funding ongoing and future strategic initiatives.

On September 4, 2015, the Company had available liquidity of approximately $46.1 million.

Conference Call and Webcast
A conference call and simultaneous webcast to discuss the fiscal 2015 third quarter financial results will be held today at 5:00 p.m. Eastern / 2:00 p.m. Pacific. Volt’s Chairman, Interim President and CEO Michael Dean and CFO Paul Tomkins will host the conference call. Participants can listen in via webcast by visiting the Investor & Governance section of Volt’s website at www.volt.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software.

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

The conference call can also be accessed by dialing 877-407-9039 (201-689-8470 for international callers) and reference the “Volt Information Sciences Earnings Conference Call”. Following the call, an audio replay will also be available by calling 877-870-5176 or +1 858-384-5517 and entering the Conference ID# 13619056. A replay of the webcast will also be available for 90 days upon completion of the call, accessible through the Company’s website at www.volt.com in the Investors & Governance section.

About Volt Information Sciences, Inc.
Volt Information Sciences, Inc. is an international provider of staffing services (traditional time and materials based as well as project based) and information technology infrastructure services. Our staffing services consists of workforce solutions that include providing contingent workers, personnel recruitment services, and managed staffing services programs supporting primarily professional administration, technical, information technology, light-industrial and engineering positions. Our project-based staffing assists with individual customer assignments as well as customer care call centers and gaming industry quality assurance testing services, and our managed service programs consist of managing the procurement and on-boarding of contingent workers from multiple providers. Our information technology infrastructure services provide server, storage, network and desktop IT hardware maintenance, data center and network monitoring and operations. For more information visit www.volt.com.

Forward-Looking Statements
This press release contains forward-looking statements that are subject to a number of known and unknown risks, including, among others, general economic, competitive and other business conditions, the degree and timing of customer utilization and rate of renewals of contracts with the company, and the degree of success of business improvement initiatives that could cause actual results, performance and achievements to differ materially from those described or implied in the forward-looking statements. Information concerning these and other factors that could cause actual results to differ materially from those in the forward-looking statements are contained in company reports filed with the Securities and Exchange Commission.  Copies of the company’s latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission, are available without charge upon request to Volt Information Sciences, Inc., 1065 Avenue of the Americas, New York, New York 10018, Attention: Shareholder Relations, 212-704-7921. These and other SEC filings by the company are also available to the public over the Internet at the SEC’s website at http://www.sec.gov and at the company’s website at http://www.volt.com in the Investor & Governance section.

Investor Contacts:
Paul Tomkins
Volt Information Sciences, Inc.
voltinvest@volt.com
212-704-7921

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Lasse Glassen
Addo Communications
lasseg@addocommunications.com
424-238-6249
--Financial Tables to Follow--

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Condensed Consolidated Results of Operations by Segment
Unaudited (in thousands)

Results of Operations by Segment (Third Quarter 2015 vs. Third Quarter 2014)

	Three months ended August 2, 2015			Three months ended August 3, 2014
	Total	Staffing Services	Other	Total	Staffing Services	Other
Revenue
Staffing services revenue	$341,383	$341,383	$-	$396,979	$396,979	$-
Other revenue	23,285	-	23,285	25,670	-	25,670
Net revenue	364,668	341,383	23,285	422,649	396,979	25,670

Expenses
Direct cost of staffing services revenue	288,689	288,689	-	337,285	337,285	-
Cost of other revenue	19,696	-	19,696	22,319	-	22,319
Selling, administrative and other operating costs	50,955	46,792	4,163	54,809	50,447	4,362
Restructuring costs	400	341	59	141	42	99
Impairment charges	580	2,130	(1,550)	-	-	-
Segment operating income (loss)	4,348	3,431	917	8,095	9,205	(1,110)
Corporate general and administrative	5,935			3,022
Corporate restructuring costs	1,467			-
Operating income (loss)	(3,054)			5,073
Other income (expense), net	261			(930)
Income tax provision	1,351			738
Income (loss) from continuing operations	(4,144)			3,405
Loss from discontinued operations, net of taxes	-			(3,885)
Net loss	$(4,144)			$(480)

Per Share Data:

Basic:
Income (loss) from continuing operations	$(0.20)			$0.16
Loss from discontinued operations	-			(0.19)
Net loss	$(0.20)			$(0.03)
Weighted average number of shares	20,741			20,866

Diluted:
Income (loss) from continuing operations	$(0.20)			$0.16
Loss from discontinued operations	-			(0.18)
Net loss	$(0.20)			$(0.02)
Weighted average number of shares	20,741			21,072

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Condensed Consolidated Results of Operations by Segment
Unaudited (in thousands)

Results of Operations by Segment (Nine Months 2015 vs. Nine Months 2014)

	Nine months ended August 2, 2015			Nine months ended August 3, 2014
	Total	Staffing Services	Other	Total	Staffing Services	Other
Revenue
Staffing services revenue	$1,064,481	$1,064,481	$-	$1,195,981	$1,195,981	$-
Other revenue	68,442	-	68,442	84,376	-	84,376
Net revenue	1,132,923	1,064,481	68,442	1,280,357	1,195,981	84,376

Expenses
Direct cost of staffing services revenue	904,624	904,624	-	1,022,003	1,022,003	-
Cost of other revenue	59,210	-	59,210	70,518	-	70,518
Selling, administrative and other operating costs	159,221	147,406	11,815	173,414	159,947	13,467
Restructuring costs	651	616	35	1,477	1,276	201
Impairment charges	5,954	3,107	2,847	-	-	-
Segment operating income (loss)	3,263	8,728	(5,465)	12,945	12,755	190
Corporate general and administrative	15,291			10,642
Corporate restructuring costs	2,442			320
Restatement, investigations and remediation	-			3,261
Operating loss	(14,470)			(1,278)
Other income (expense), net	(2,125)			(2,556)
Income tax provision	3,262			4,062
Loss from continuing operations	(19,857)			(7,896)
Loss from discontinued operations, net of taxes	(4,519)			(13,153)
Net loss	$(24,376)			$(21,049)

Per Share Data:

Basic:
Loss from continuing operations	$(0.95)			$(0.38)
Loss from discontinued operations	(0.22)			(0.63)
Net loss	$(1.17)			$(1.01)
Weighted average number of shares	20,821			20,859

Diluted:
Loss from continuing operations	$(0.95)			$(0.38)
Loss from discontinued operations	(0.22)			(0.63)
Net loss	$(1.17)			$(1.01)
Weighted average number of shares	20,821			20,859

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Condensed Consolidated Statements of Cash Flows
Unaudited (in thousands)

	Nine months ended
	August 2, 2015	August 3, 2014
Cash and cash equivalents, beginning of the period	$9,105	$9,847

Changes in operating assets and liabilities	21,086	28,202
Cash (used in) provided by all other operating activities	(7,017)	1,868
Net cash provided by operating activities	14,069	30,070

Net cash used in investing activities	(4,301)	(84)

Net release of cash restricted as collateral for borrowings	10,436	6,807
Net change in short-term borrowings	(3,506)	(24,853)
Purchases of common stock under repurchase program	(4,262)	-
Net cash used in all other financing activities	(172)	(623)
Net cash provided by (used in) financing activities	2,496	(18,669)

Effect of exchange rate changes on cash and cash equivalents	(3,679)	(104)

Net cash used in discontinued operations	(4,056)	(11,878)

Net increase (decrease) in cash and cash equivalents	4,529	(665)

Change in cash from discontinued operations	(211)	188

Cash and cash equivalents, end of the period	$13,423	$9,370

Cash paid during the period:
Interest	$2,435	$2,729
Income taxes	$1,638	$3,985

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Condensed Consolidated Balance Sheets
(in thousands, except share amounts)

	August 2, 2015	November 2, 2014
ASSETS	(unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$13,423	$9,105
Restricted cash and short-term investments	12,196	32,436
Trade accounts receivable, net of allowances of $828 and $868, respectively	210,626	248,101
Recoverable income taxes	16,439	18,311
Prepaid insurance and other current assets	24,569	26,255
Assets held for sale	-	24,220
TOTAL CURRENT ASSETS	277,253	358,428
Prepaid insurance and other assets, excluding current portion	42,518	39,600
Property, equipment and software, net	22,772	26,304
TOTAL ASSETS	$342,543	$424,332

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accrued compensation	$34,141	$41,182
Accounts payable	35,196	55,873
Accrued taxes other than income taxes	19,734	17,099
Accrued insurance and other	35,080	39,104
Deferred revenue, net, current portion	1,855	3,491
Short-term borrowings, including current portion of long-term debt	125,968	129,417
Liabilities held for sale	-	19,126
TOTAL CURRENT LIABILITIES	251,974	305,292
Accrued insurance and other, excluding current portion	10,502	11,874
Income taxes payable, excluding current portion	8,738	8,556
Long-term debt, excluding current portion	6,482	7,216
TOTAL LIABILITIES	277,696	332,938
Commitments and contingencies
STOCKHOLDERS’ EQUITY:
Preferred stock, par value $1.00; Authorized - 500,000 shares; Issued – none	-	-
Common stock, par value $0.10; Authorized - 120,000,000 shares; Issued - 23,738,003 and 23,610,103, respectively; Outstanding – 20,796,780 and 20,922,796, respectively	2,374	2,361
Paid-in capital	75,461	73,194
Retained earnings	38,293	64,119
Accumulated other comprehensive loss	(7,442)	(6,400)
Treasury stock, at cost; 2,941,223 shares and 2,687,307 shares, respectively	(43,839)	(41,880)
TOTAL STOCKHOLDERS’ EQUITY	64,847	91,394
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$342,543	$424,332

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Unaudited Non-GAAP Statement of Operations and Reconciliations
(in thousands, except earnings per share)

	Three Months Ended August 2, 2015				Three Months Ended August 3, 2014
	GAAP	Special Items	Ref	Non-GAAP	GAAP	Special Items	Ref	Non-GAAP
Revenue:
Staffing services revenue	$341,383	$-		$341,383	$396,979	$-		$396,979
Other revenue	23,285	-		23,285	25,670	-		25,670
Net Revenue	364,668	-		364,668	422,649	-		422,649

Expenses:
Direct cost of staffing services revenue	288,689	-		288,689	337,285	-		337,285
Cost of other revenue	19,696	-		19,696	22,319	-		22,319
Selling, administrative and other operating costs	56,890	(1,976)	(a)	54,914	57,831	-		57,831
Restructuring costs	1,867	(1,867)	(b)	-	141	(141)	(e)	-
Impairment charges	580	(580)	(c)	-	-			-
Total Expenses	367,722	(4,423)		363,299	417,576	(141)		417,435

Operating income (loss)	(3,054)	4,423		1,369	5,073	141		5,214

Other income (expense), net
Interest income (expense), net	(571)	-		(571)	(788)	-		(788)
Foreign exchange gain (loss), net	1,010	(1,010)	(d)	-	(134)	134	(d)	-
Other income (expense), net	(178)	-		(178)	(8)	-		(8)
Total other income (expense), net	261	(1,010)		(749)	(930)	134		(796)

Income (loss) from continuing operations before income taxes	(2,793)	3,413		620	4,143	275		4,418
Income tax provision	1,351	-		1,351	738	-		738
Income (loss) from continuing operations	$(4,144)	$3,413		$(731)	$3,405	$275		$3,680

* Basic income (loss) from continuing operations	$(0.20)	$0.16		$(0.04)	$0.16	$0.01		$0.18
* Diluted income (loss) from continuing operations	$(0.20)	$0.16		$(0.04)	$0.16	$0.01		$0.17

Basic weighted average number of shares	20,741	20,741		20,741	20,866	20,866		20,866
Diluted weighted average number of shares	20,741	20,741		20,741	21,072	21,072		21,072

Special item adjustments consist of the following:
(a) Relates primarily to stock-based compensation granted to our new Board of Directors of $1.5 million and $0.5 million of legal and other items.
(b) Relates primarily to severance charges associated with the departure of our former Chief Executive Officer ($1.5 million).
(c) Relates primarily to the impairment of capitalized internally developed software as well as an adjustment to the impairment of net assets.
(d) Relates to non-cash foreign exchange translation gain or loss on our intercompany balances.
(e) Relates to severance charges primarily in our Other segment.

* Earnings per share may not add in certain periods due to rounding.

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Unaudited Non-GAAP Statement of Operations and Reconciliations
(in thousands, except earnings per share)

	Nine Months Ended August 2, 2015				Nine Months Ended August 3, 2014
	GAAP	Special Items	Ref	Non-GAAP	GAAP	Special Items	Ref	Non-GAAP

Revenue:
Staffing services revenue	$1,064,481	$-		$1,064,481	$1,195,981	$-		$1,195,981
Other revenue	68,442	-		68,442	84,376	-		84,376
Net revenue	1,132,923	-		1,132,923	1,280,357	-		1,280,357

Expenses:
Direct cost of staffing services revenue	904,624	-		904,624	1,022,003	-		1,022,003
Cost of other revenue	59,210	-		59,210	70,518	-		70,518
Selling, administrative and other operating costs	174,512	(4,180)	(a)	170,332	184,056	(500)	(e)	183,556
Restructuring costs	3,093	(3,093)	(b)	-	1,797	(1,797)	(f)	-
Impairment charges	5,954	(5,954)	(c)	-	-	-		-
Restatement, investigations and remediation	-	-		-	3,261	(3,261)		-
Total expenses	1,147,393	(13,227)		1,134,166	1,281,635	(5,558)		1,276,077

Operating income (loss)	(14,470)	13,227		(1,243)	(1,278)	5,558		4,280

Other income (expense), net
Interest income (expense), net	(1,935)	-		(1,935)	(2,450)	-		(2,450)
Foreign exchange gain (loss), net	(153)	153	(d)	-	(376)	376	(d)	-
Other income (expense), net	(37)	-		(37)	270	-		270
Total other income (expense), net	(2,125)	153		(1,972)	(2,556)	376		(2,180)

Income (loss) from continuing operations before income taxes	(16,595)	13,380		(3,215)	(3,834)	5,934		2,100
Income tax provision	3,262	-		3,262	4,062	-		4,062
Income (loss) from continuing operations	$(19,857)	$13,380		$(6,477)	$(7,896)	$5,934		$(1,962)

* Basic income (loss) from continuing operations	$(0.95)	$0.64		$(0.31)	$(0.38)	$0.28		$(0.09)
* Diluted income (loss) from continuing operations	$(0.95)	$0.64		$(0.31)	$(0.38)	$0.28		$(0.09)

Basic weighted average number of shares	20,821	20,821		20,821	20,859	20,859		20,859
Diluted weighted average number of shares	20,821	20,821		20,821	20,859	20,859		20,859

Special item adjustments consist of the following:
(a)
Relates primarily to stock-based compensation granted to our new Board of Directors of $1.5 million, costs incurred with responding to activist shareholders and related Board of Directors search fees as well as legal and other items.

(b)	Relates primarily to severance charges associated with the departure of our former Chief Executive Officer and Chief Financial Officer.
(c)
Relates primarily to capitalized internally developed software, impairment of net assets in our publishing and printing business in Uruguay as well as impairment of goodwill related to our staffing business in Uruguay.

(d)	Relates to non-cash foreign exchange translation gain or loss on our intercompany balances.
(e)	Relates to special bonus provided to our Chief Financial Officer for the filing of our 2011 and 2012 Form 10-K.
(f)	Relates to severance charges primarily in our Staffing segment from our divestiture of ProcureStaff and our traditional staffing restructuring.

* Earnings per share may not add in certain periods due to rounding.

Volt Information Sciences Reports Fiscal 2015 Third Quarter Results
September 10, 2015

Unaudited Reconciliation of Non-GAAP Income (Loss) from Continuing Operations to Adjusted EBITDA
(in thousands)

	Three Months Ended
	August 2, 2015	August 3, 2014

Non-GAAP income (loss) from continuing operations	$(731)	$3,680

Adjustments:
Depreciation and amortization	1,700	1,953
Share-based compensation expense (a)	340	72
Other (income) loss, net (b)	749	796
Provision for income taxes	1,351	738
Adjusted EBITDA	$3,409	$7,239

	Nine Months Ended
	August 2, 2015	August 3, 2014

Non-GAAP income (loss) from continuing operations	$(6,477)	$(1,962)

Adjustments:
Depreciation and amortization	5,110	7,218
Share-based compensation expense (a)	1,058	398
Other (income) loss, net (b)	1,972	2,180
Provision for income taxes	3,262	4,062
Adjusted EBITDA	$4,925	$11,896

(a)      Excludes stock-based compensation granted to our new Board of Directors
(b)      Includes interest income (expense) and other income (expense), net

Note Regarding the Use of Non-GAAP Financial Measures

The Company has provided certain non-GAAP financial information, which includes adjustments for special items, as additional information for its consolidated income (loss) from continuing operations, segment operating income (loss) and adjusted EBITDA. These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from Non-GAAP measures reported by other companies. The Company believes that the presentation of these Non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations because it permits evaluation of the results of the Company’s continuing operations without the effect of special items that management believes make it more difficult to understand and evaluate the Company’s results of operations.